                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2003

                                 WHX Corporation
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             1-2394                  13-3768097
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

                 110 East 59th Street, New York, New York 10022
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              (Address of Principal Executive Offices and Zip Code)

                                 (212) 355-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

            On February 13, 2003, WHX Corporation  announced a management change for its Handy & Harman  subsidiary.  Garen W. Smith was named as the Chairman of the Board of Handy & Harman, effective immediately,  and Daniel Murphy was named as the President of Handy & Harman, effective immediately.

            Robert  LeBlanc,  the Executive  Vice President of WHX and President
and Chief Executive  Officer of Handy & Harman,  announced his resignation  from
WHX and Handy & Harman to pursue other business opportunities.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHX Corporation

Date:  February 14, 2003                    By:  /s/ Robert Hynes
                                                 -------------------------------
                                                 Name:  Robert Hynes
                                                 Title:  Chief Financial Officer

                                  Exhibit Index

              Exhibit Number          Description
              --------------          -----------

              99.1                    Press Release dated February 13, 2003.